Exhibit 99.1

                              FINANCIAL SUPPLEMENT

                          THE PHOENIX COMPANIES, INC.




                                 March 31, 2005

                                [logo]PHOENIX(R)

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT

WALL STREET COVERAGE
FIRM                                                  ANALYST
A.G. Edwards & Sons, Inc.                             J. Jeffrey Hopson
Credit Suisse First Boston (CSFB)                     Tom Gallagher
Deutsche Bank North America                           Vanessa Wilson
Fox-Pitt, Kelton                                      John Nadel
Friedman, Billings, Ramsey & Co.                      Stewart Johnson
JP Morgan                                             Jimmy Bhullar
Keefe Bruyette & Woods, Inc.                          Jukka Lipponen
Langen McAlenney                                      Robert Glasspiegel
Lehman Brothers                                       Eric Berg
Merrill Lynch                                         Edward A. Spehar
Morgan Stanley                                        Nigel Dally
UBS                                                   Andrew Kligerman


SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.25 percent equity units are traded on the NYSE under the symbol "PNX PrA." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."

TRANSFER AGENT AND REGISTRAR

For information or assistance regarding your account, please contact our transfer agent and registrar:

The Phoenix Companies, Inc. C/O The Bank of New York, Shareholder Relations, PO Box 11258, New York, NY 10286-1258
Toll-free: 1-800-490-4258   TTY 1-888-269-5221
Fax: 1-212-815-2777, e-mail: pnxshareholders@bankofny.com
Web: www.stockbny.com




FOR MORE INFORMATION

To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at PhoenixWealthManagement.com or contact our Investor Relations Department at:


                     The Phoenix Companies, Inc.
                     Investor Relations
                     One American Row
                     P.O. Box 5056, Hartford, CT  06102-5056
                     Phone: 1-860-403-7100
                     Fax: 1-860-403-7880
                     e-mail: pnx.ir@phoenixwm.com


For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure considered by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                             MARCH 2005 (UNAUDITED)

                                TABLE OF CONTENTS
                                -----------------

FINANCIAL HIGHLIGHTS......................................................... 1
INCOME STATEMENT............................................................. 2
LIFE AND ANNUITY EARNINGS SUMMARY............................................ 4
   VARIABLE UNIVERSAL LIFE................................................... 6
   UNIVERSAL LIFE / INTEREST SENSITIVE....................................... 8
   LIFE AND PRIVATE PLACEMENT SALES..........................................10
   ANNUITIES.................................................................12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT..........................14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION................................16
ASSET MANAGEMENT.............................................................18
ASSET MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT.....................20
VENTURE CAPITAL SEGMENT......................................................22
CORPORATE AND OTHER..........................................................24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT...............................26
CONSOLIDATING FIRST QUARTER 2005 INCOME STATEMENT............................28
CONDENSED CONSOLIDATED BALANCE SHEET.........................................29
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY.................................30
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS............................31
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES.........................32

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2005 (unaudited)
(amounts in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                           December 31,
                                                            YTD March     --------------------------------------------------------
                                                              2005           2004           2003           2002           2001
                                                           -----------    -----------    -----------    -----------    -----------
General Account Invested Assets                            $ 17,143.7     $ 17,334.6     $ 17,242.8     $ 16,812.8     $ 14,411.4
Separate Account Assets                                       7,073.2        6,950.3        6,083.2        4,371.2        5,025.2
Total Assets                                                 28,365.9       28,362.6       27,559.2       25,235.9       22,535.6
Indebtedness                                                    688.2          690.8          639.0          644.3          599.3
Total Stockholders' Equity                                    2,003.9        2,022.4        1,947.8        1,826.8        2,307.8
Total Stockholders' Equity excluding SFAS 115,
  other accumulated OCI and FIN 46-R                       $  2,029.8     $  2,018.5     $  1,925.3     $  1,937.1     $  2,317.5

Debt to Total Capitalization                                    25.6%          25.5%          24.7%          24.1%          20.0%
Debt (Excluding Equity Units) to Total Capitalization           19.9%          19.8%          18.8%          18.3%

Book Value Per Share (1)                                   $    21.10     $    21.31     $    20.62     $    19.43     $    22.64
Book Value Per Share, excluding SFAS 115
  and other accumulated OCI                                     20.81          20.70          19.96          20.19          22.62
Book Value Per Share, excluding SFAS 115,
  other accumulated OCI and FIN 46-R                       $    21.37     $    21.27     $    20.39     $    20.60     $    22.74
Period-end Common Shares Outstanding (2)                         95.0           94.9           94.4           94.0          101.9
                                                           ===========    ===========    ===========    ===========    ===========

------------------------------------------------------------------------------------------------------------------------------------

Indebtedness:
Surplus Notes                                              $    204.1     $    204.1     $    175.0     $    175.0     $    175.0
Equity Units                                                    153.7          153.7          153.7          153.7
Senior Unsecured Bonds                                          300.0          300.0          300.0          300.0          300.0
Interest Rate Swap                                                5.4            8.0           10.3           15.6           (0.8)
Bank Credit Facility                                             25.0           25.0                                        125.1
                                                           -----------    -----------    -----------    -----------    -----------
Total Indebtedness                                         $    688.2     $    690.8     $    639.0     $    644.3     $    599.3
                                                           ===========    ===========    ===========    ===========    ===========

------------------------------------------------------------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE
  INSURANCE COMPANY  (3)
Capital, Surplus and Surplus Notes                         $    866.4     $    814.6     $    762.9     $    861.0     $  1,149.8
Asset Valuation Reserve (AVR)                                   185.9          213.6          198.6          147.0          221.5
                                                           -----------    -----------    -----------    -----------    -----------
Capital, Surplus, Surplus Notes and AVR                       1,052.3        1,028.2          961.5        1,008.0        1,371.3
                                                           ===========    ===========    ===========    ===========    ===========
Policyholder Dividend Liability                                 406.7          403.3          408.5          403.0          395.8
Interest Maintenance Reserve                                    (29.0)         (31.3)         (30.2)          (2.0)          11.6
Statutory Gain From Operations                                   16.3           35.1           69.7           44.5          119.9
Statutory Net Income (Loss)                                $      3.8     $     47.1     $     21.5     $      7.5     $    (13.9)
                                                           ===========

(1) Book value per share prior to June 30, 2001 is pro forma and assumes net proceeds of $807.9 million, payout of cash and policy credits to policyholders of $41.4 million and estimated remaining expenses of $9.0 million and 105.0 million shares outstanding.
(2) Shares outstanding through 2000 are pro forma due to IPO in 2001.
(3) Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by The Insurance Department of the State of New York. March 2005 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2005 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                          YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------

SEGMENT INCOME
Life Insurance                                             $     40.4  $     23.0   $    134.5  $    103.5  $    101.0  $     72.0
Annuity                                                           3.6         2.8          8.3        (4.1)      (20.7)       10.9
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Life and Annuity Segment                                         44.0        25.8        142.8        99.4        80.3        82.9
Asset Management Segment                                         (1.7)         .1           .1        (8.7)      (69.9)       (8.7)
Venture Capital Segment                                          (2.2)       11.6         19.3        36.2       (59.3)     (159.6)
Corporate and Other Segment                                     (16.3)      (12.7)       (59.1)      (47.8)      (40.0)      (34.7)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Segment Income (Loss), Before Income Taxes                 23.8        24.8        103.1        79.1       (88.9)     (120.1)
Applicable Income Taxes (Benefit)                                 7.0         7.3         22.5        21.8       (28.5)      (45.4)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
TOTAL SEGMENT INCOME (LOSS)                                      16.8        17.5         80.6        57.3       (60.4)      (74.7)
Net Realized Investment Gains (Losses)                            1.1         1.8          5.7         3.2       (39.3)      (43.0)
Realized Gains (Losses) - Investments Pledged as
  Collateral Consolidated Under FIN 46-R                           .4        (1.0)       (12.9)       (2.4)      (26.3)      (12.5)
Realized and Unrealized Gains (Losses) on Equity
  Investment in Aberdeen                                         (7.0)                    55.9       (55.0)
Share of Aberdeen's Extraordinary Charge
  for FSA Setttlement                                                                    (14.7)
Surplus Notes Tender Costs                                                                (6.4)
Management Restructuring and Early Retirement Costs              (1.9)       (2.0)       (21.9)       (8.5)      (28.5)      (15.5)
Deferred Policy Acquisition Cost Adjustments                                                                      15.1
Expenses of Purchase of PXP Minority Interest                                                                                (52.8)
Demutualization Related Items, Net                                                                                (1.3)       (2.9)
Other Income (Expense)                                                                                 1.3                     5.3
                                                           ----------- -----------  ----------- ----------- ----------- -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                          9.4        16.3         86.3        (4.1)     (140.7)     (196.1)
Income (Loss) From Discontinued Operations                                     .3           .1        (2.1)       (1.3)       (2.5)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Income (Loss) Before Cumulative Effect
  of Accounting changes                                           9.4        16.6         86.4        (6.2)     (142.0)     (198.6)
Cumulative Effect of Accounting changes                                                                         (130.3)      (16.6)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
NET INCOME (LOSS)                                          $      9.4  $     16.6   $     86.4  $     (6.2)     (272.3) $   (215.2)
                                                           =========== ===========  =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                          94.9        94.5         94.7        94.2        97.9       104.6
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Segment Income (Loss) Per Share                      $     0.18  $     0.19   $     0.85  $     0.61  $    (0.62) $    (0.71)
Net Income (Loss) Per Share                                $     0.10  $     0.18   $     0.91  $    (0.07) $    (2.78) $    (2.06)

Diluted

Weighted-Average Shares Outstanding and dilutive
  potential common shares (1) (2)                               102.3       102.0        100.8        96.6        97.9       104.6
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Segment Income (Loss) Per Share                      $     0.16  $     0.17   $     0.80  $     0.59  $    (0.62) $    (0.71)
Net Income (Loss) Per Share                                $     0.09  $     0.16   $     0.86  $    (0.07) $    (2.78) $    (2.06)
                                                           ===========

(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.
(2) For the twelve months ended December 31, 2003, the weighted average common shares outstanding and dilutive potential common shares was 96.6 million. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2005 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                                             2004                                 2005
                                                           --------------------------------------------------------    -----------
Quarters ended                                                March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------
SEGMENT INCOME
Life Insurance                                             $     23.0     $     29.9     $     37.8     $     43.7     $     40.4
Annuity                                                           2.8            3.9            3.0           (1.4)           3.6
                                                           -----------    -----------    -----------    -----------    -----------
Life and Annuity Segment                                         25.8           33.8           40.8           42.3           44.0
Asset Management Segment                                           .1             .1             .0            (.1)          (1.7)
Venture Capital Segment                                          11.6            4.4           (3.9)           7.2           (2.2)
Corporate and Other Segment                                     (12.7)         (16.0)         (15.9)         (14.5)         (16.3)
                                                           -----------    -----------    -----------    -----------    -----------
Total Segment Income, Before Income Taxes                        24.8           22.3           21.0           34.9           23.8
Applicable Income Taxes (Benefit)                                 7.3            5.7             .5            8.9            7.0
                                                           -----------    -----------    -----------    -----------    -----------
TOTAL SEGMENT INCOME                                             17.5           16.6           20.5           26.0           16.8
Net Realized Investment Gains (Losses)                            1.8            7.8            (.2)          (3.7)           1.1
Realized Gains (Losses) - Investments Pledged
  as Collateral Consolidated Under FIN 46-R                      (1.0)          (3.6)          (8.3)                           .4
Realized and Unrealized Gains (Losses) on
  Equity Investment in Aberdeen                                                   .8                          55.1           (7.0)
Share of Aberdeen's Extraordinary Charge for
  FSA Setttlement                                                                                            (14.7)
Surplus Notes Tender Costs                                                                                    (6.4)
Management Restructuring and Early Retirement Costs              (2.0)          (7.0)          (4.9)          (8.0)          (1.9)
                                                           -----------    -----------    -----------    -----------    -----------
INCOME FROM CONTINUING OPERATIONS                                16.3           14.6            7.1           48.3            9.4
Income (Loss) From Discontinued Operations                         .3            (.2)
                                                           -----------    -----------    -----------    -----------    -----------
NET INCOME                                                 $     16.6     $     14.4     $      7.1     $     48.3     $      9.4
                                                           ===========    ===========    ===========    ===========    ===========

------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding                              94.5           94.6           94.7           94.8           94.9
                                                           -----------    -----------    -----------    -----------    -----------
Total Segment Income Per Share                             $     0.19     $     0.18     $     0.22     $     0.27     $     0.18
Net Income Per Share                                       $     0.18     $     0.15     $     0.07     $     0.51     $     0.10

Diluted
Weighted-Average Shares Outstanding and
  dilutive potential common shares                              102.0          101.3           99.2          100.3          102.3
                                                           -----------    -----------    -----------    -----------    -----------
Total Segment Income Per Share                             $     0.17     $     0.16     $     0.21     $     0.26     $     0.16
Net Income Per Share                                       $     0.16     $     0.14     $     0.07     $     0.48     $     0.09
                                                                                                                       ===========

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
First Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                                    YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Variable Universal Life                                    $      9.1  $      8.2   $     35.7  $     35.0  $     35.9  $     30.2
Universal Life (1)                                               10.3         1.9         34.4        21.7        26.3        17.4
Term Life                                                          .1          .3          3.4         3.8         4.7         1.3
Other Life and Annuity (2)                                        3.4         3.7         16.0         6.9          .8         1.7
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total, Non-participating Life                                    22.9        14.1         89.5        67.4        67.7        50.6
Participating Life                                               17.5         8.9         45.0        36.1        33.3        21.4
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total, Life Insurance                                            40.4        23.0        134.5       103.5       101.0        72.0
Annuities                                                         3.6         2.8          8.3        (4.1)      (20.7)       10.9
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Segment Income, before income taxes                              44.0        25.8        142.8        99.4        80.3        82.9
Allocated Income Taxes (3)                                       14.0         7.2         36.4        31.1        28.0        28.8
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Segment Income                                             $     30.0  $     18.6   $    106.4  $     68.3  $     52.3  $     54.1
                                                           =========== ===========  =========== =========== =========== ===========

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
First Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                                                       2004                                 2005
                                                           --------------------------------------------------------    -----------
Quarters ended                                                March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------
Variable Universal Life                                    $      8.2     $      8.5     $      9.7     $      9.5     $      9.1
Universal Life (1)                                                1.9           10.9            8.7           12.9           10.3
Term Life                                                          .3           (1.1)            .9            3.2             .1
Other Life and Annuity (2)                                        3.7            3.4            2.6            6.1            3.4
                                                           -----------    -----------    -----------    -----------    -----------
Total, Non-participating Life                                    14.1           21.7           21.9           31.7           22.9
Participating Life                                                8.9            8.2           15.9           12.0           17.5
                                                           -----------    -----------    -----------    -----------    -----------
Total, Life Insurance                                            23.0           29.9           37.8           43.7           40.4
Annuities                                                         2.8            3.9            3.0           (1.4)           3.6
                                                           -----------    -----------    -----------    -----------    -----------
Segment Income, before income taxes                              25.8           33.8           40.8           42.3           44.0
Applicable Income Taxes                                           7.2           10.2            7.1           11.9           14.0
                                                           -----------    -----------    -----------    -----------    -----------
Segment Income                                             $     18.6     $     23.7     $     33.7     $     30.4     $     30.0
                                                           ===========    ===========    ===========    ===========    ===========


(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes WS Griffith prior to 2005.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2005 (unaudited)
($ in millions)

                                                                  YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------
PRE-TAX INCOME
Fees                                                       $      7.4  $      8.0   $     29.6  $     30.1  $     31.4  $     29.5
Cost of Insurance                                                19.0        18.3         74.6        72.1        66.4        60.0
Interest Earned                                                   1.5         1.2          5.9         5.6         7.0         4.5
Surrender Charges                                                 1.9         1.7          6.9         6.9         4.4         3.3
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Revenues                                                   29.8        29.2        117.0       114.7       109.2        97.3
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Net Death and Disability Benefits                                 8.9         8.3         30.5        23.3        22.9        15.3
Incurred Expenses                                                10.6        11.7         47.1        52.8        45.9        48.2
Interest Credited                                                 1.2         1.0          3.7         3.6         3.7         3.6
Minority Interest                                                                                                   .8
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Expenses                                                   20.7        21.0         81.3        79.7        73.3        67.1
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Pre-tax Income                                                    9.1         8.2         35.7        35.0        35.9        30.2
                                                           =========== ===========  =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                                       3.6         4.0         16.3        21.4        36.6        29.5
Controllable Expenses and Other                                   6.8         9.2         34.0        44.6        60.8        60.1
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Current Expenses                                           10.4        13.2         50.3        66.0        97.4        89.6
Acquisition Costs Deferred                                       (4.1)       (6.6)       (25.4)      (33.9)      (68.1)      (65.4)
Acquisition Costs Amortized                                       4.3         5.1         22.2        20.8        16.6        24.0
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Incurred Expenses                                                10.6        11.7         47.1        52.8        45.9        48.2
                                                           =========== ===========  =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                                         63.3        67.0        245.4       353.4       465.7       336.1
Surrenders                                                      (27.4)      (15.6)       (75.3)      (69.4)      (37.6)      (31.2)
Deaths                                                            (.9)        (.4)        (2.2)       (1.4)       (1.8)       (1.7)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Net Sales                                                        35.0        51.0        167.9       282.6       426.3       303.2
Performance                                                      (9.3)       56.5        179.3       252.1      (149.8)     (194.0)
Fees                                                             (7.5)       (8.4)       (30.6)      (36.4)      (35.8)      (34.5)
Cost of Insurance                                               (18.4)      (17.7)       (72.4)      (69.8)      (66.4)      (60.0)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Acquisitions
Change in Funds Under Management                                 (0.2)       81.4        244.2       428.5       174.3        14.7
Beginning Balance                                             1,943.1     1,698.9      1,698.9     1,270.3     1,096.0     1,081.3
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Ending Balance                                                1,942.9     1,780.3      1,943.1     1,698.8     1,270.3     1,096.0
                                                           =========== ===========  =========== =========== =========== ===========

LIFE INSURANCE IN FORCE                                    $ 24,104.0  $ 24,388.2   $ 24,251.8  $ 24,603.0  $ 23,788.2  $ 20,436.1
                                                           =========== ===========  =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2005 (unaudited)
($ in millions)

                                                                                     2004                                 2005
                                                           --------------------------------------------------------    -----------
Quarters ended                                                March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------
PRE-TAX INCOME
Fees                                                       $      8.0     $      7.3     $      6.8     $      7.5     $      7.4
Cost of Insurance                                                18.3           18.5           18.7           19.2           19.0
Interest Earned                                                   1.2            1.7            1.2            1.8            1.5
Surrender Charges                                                 1.7            1.4            1.8            2.1            1.9
                                                           -----------    -----------    -----------    -----------    -----------
Total Revenues                                                   29.2           28.9           28.5           30.6           29.8
                                                           -----------    -----------    -----------    -----------    -----------

Net Death and Disability Benefits                                 8.3            7.5            6.1            8.6            8.9
Incurred Expenses                                                11.7           11.9           11.7           11.7           10.6
Interest Credited                                                 1.0            1.0            1.0             .8            1.2
                                                           -----------    -----------    -----------    -----------    -----------
Total Expenses                                                   21.0           20.4           18.8           21.1           20.7
                                                           -----------    -----------    -----------    -----------    -----------

Pre-tax Income                                                    8.2            8.5            9.7            9.5            9.1
                                                           ===========    ===========    ===========    ===========    ===========

                                                           -------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                                       4.0            4.2            3.0            5.1            3.6
Controllable Expenses and Other                                   9.2            9.3            8.4            7.1            6.8
                                                           -----------    -----------    -----------    -----------    -----------
Total Current Expenses                                           13.2           13.5           11.4           12.2           10.4
Acquisition Costs Deferred                                       (6.6)          (6.6)          (5.5)          (6.7)          (4.1)
Acquisition Costs Amortized                                       5.1            5.0            5.8            6.2            4.3
                                                           -----------    -----------    -----------    -----------    -----------

Incurred Expenses                                                11.7           11.9           11.7           11.7           10.6
                                                           ===========    ===========    ===========    ===========    ===========

                                                           -------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                                         67.0           60.0           45.1           73.3           63.3
Surrenders                                                      (15.6)         (15.0)         (16.1)         (28.6)         (27.4)
Deaths                                                            (.4)           (.4)           (.6)           (.8)           (.9)
                                                           -----------    -----------    -----------    -----------    -----------
Net Sales                                                        51.0           44.6           28.4           43.9           35.0
Performance                                                      56.5           10.0           (2.0)         114.8           (9.3)
Fees                                                             (8.4)          (7.4)          (7.0)          (7.8)          (7.5)
Cost of Insurance                                               (17.7)         (18.0)         (18.0)         (18.7)         (18.4)
                                                           -----------    -----------    -----------    -----------    -----------
Change in Funds Under Management                                 81.4           29.2            1.4          132.2            (.2)
Beginning Balance                                             1,698.9        1,780.3        1,809.5        1,810.9        1,943.1
                                                           -----------    -----------    -----------    -----------    -----------
Ending Balance                                                1,780.3        1,809.5        1,810.9        1,943.1        1,942.9
                                                           ===========    ===========    ===========    ===========    ===========

LIFE INSURANCE IN FORCE                                    $ 24,388.2     $ 24,355.6     $ 24,206.6     $ 24,251.8     $ 24,104.0
                                                           ===========    ===========    ===========    ===========    ===========

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
First Quarter 2005 (unaudited)
($ in millions)

                                                                  YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------
PRE-TAX INCOME
Fees                                                       $      4.7  $      4.5   $     19.2  $     17.3  $     11.9  $      8.6
Cost of Insurance                                                24.0        21.6         90.7        78.9        71.6        66.2
Interest Earned                                                  25.4        24.0        100.3        98.3       108.4       111.9
Surrender Charges                                                  .5          .7          3.2         2.5         3.9         4.0
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Revenues                                                   54.6        50.8        213.4       196.9       195.8       190.7
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Net Death Benefits and Supplemental Benefits                     13.9        19.3         58.2        51.2        39.5        48.3
Incurred Expenses                                                12.0        10.4         46.2        46.0        44.3        34.6
Interest Credited                                                18.4        19.2         74.6        78.0        85.7        90.4
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Expenses                                                   44.3        48.9        179.0       175.2       169.5       173.3
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Pre-tax Income                                                   10.3         1.9         34.4        21.7        26.3        17.4
                                                           =========== ===========  =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                                       5.4         6.9         24.9        28.2        15.2         9.8
Controllable Expenses                                            13.9        17.1         64.4        75.0        52.6        32.1
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Current Expenses                                           19.3        24.0         89.3       103.2        67.8        41.9
Acquisition Cost Deferred                                       (13.5)      (17.7)       (63.5)      (74.9)      (40.2)      (20.0)
Acquisition Cost Amortized                                        6.2         4.1         20.4        17.7        16.7        12.7
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Incurred Expenses                                                12.0        10.4         46.2        46.0        44.3        34.6
                                                           =========== ===========  =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                                         54.9        54.7        229.4       217.8       149.3       104.6
Surrenders                                                      (23.3)      (31.9)      (126.2)     (118.6)     (107.4)      (99.0)
Deaths                                                           (4.6)       (3.3)       (16.9)      (19.4)      (25.0)      (18.5)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Net Sales                                                        27.0        19.5         86.3        79.8        16.9       (12.9)
Interest Credited                                                18.5        19.1         74.6        78.0        85.8        90.4
Fees                                                             (4.9)       (5.4)       (23.5)      (24.9)      (16.7)      (10.5)
Cost of Insurance                                               (24.0)      (21.6)       (90.7)      (78.9)      (71.6)      (66.2)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Change in Funds Under Management                                 16.6        11.6         46.7        54.0        14.4          .8
Beginning Balance                                             1,610.7     1,564.0      1,564.0     1,510.0     1,495.6     1,494.8
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Ending Fund Balance                                           1,627.3     1,575.6      1,610.7     1,564.0     1,510.0     1,495.6
                                                           =========== ===========  =========== =========== =========== ===========

LIFE INSURANCE IN FORCE                                    $ 14,328.7  $ 13,195.6   $ 14,103.7  $ 12,830.3  $ 10,476.7  $  9,465.6
                                                           =========== ===========  =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
First Quarter 2005 (unaudited)
($ in millions)

PRE-TAX INCOME                                                                       2004                                 2005
                                                           --------------------------------------------------------    -----------
Quarter ended                                                 March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------

Fees                                                       $      4.5     $      4.8     $      5.0     $      5.0     $      4.7
Cost of Insurance                                                21.6           22.5           22.8           23.8           24.0
Interest Earned                                                  24.0           25.9           24.4           26.0           25.4
Surrender Charges                                                  .7            1.1             .5             .9             .5
                                                           -----------    -----------    -----------    -----------    -----------
Total Revenues                                                   50.8           54.3           52.7           55.7           54.6
                                                           -----------    -----------    -----------    -----------    -----------

Net Death Benefits and Supplemental Benefits                     19.3           12.3           13.1           13.4           13.9
Incurred Expenses                                                10.4           12.1           12.8           11.0           12.0
Interest Credited                                                19.2           19.0           18.1           18.4           18.4
                                                           -----------    -----------    -----------    -----------    -----------
Total Expenses                                                   48.9           43.4           44.0           42.8           44.3
                                                           -----------    -----------    -----------    -----------    -----------

Pre-tax Income                                                    1.9           10.9            8.7           12.9           10.3
                                                           ===========    ===========    ===========    ===========    ===========

                                                           -------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                                       6.9            6.2            4.0            7.9            5.4
Controllable Expenses                                            17.1           15.5           14.4           17.4           13.9
                                                           -----------    -----------    -----------    -----------    -----------
Total Current Expenses                                           24.0           21.7           18.4           25.3           19.3
Acquisition Cost Deferred                                       (17.7)         (14.5)         (11.9)         (19.4)         (13.5)
Acquisition Cost Amortized                                        4.1            4.9            6.3            5.1            6.2
                                                           -----------    -----------    -----------    -----------    -----------

Incurred Expenses                                                10.4           12.1           12.8           11.0           12.0
                                                           ===========    ===========    ===========    ===========    ===========

                                                           -------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                                         54.7           55.7           56.2           62.8           54.9
Surrenders                                                      (31.9)         (37.0)         (27.7)         (29.6)         (23.3)
Deaths                                                           (3.3)          (3.7)          (7.5)          (2.4)          (4.6)
                                                           -----------    -----------    -----------    -----------    -----------
Net Sales                                                        19.5           15.0           21.0           30.8           27.0
Interest Credited                                                19.1           19.0           18.1           18.4           18.5
Fees                                                             (5.4)          (5.8)          (5.3)          (7.0)          (4.9)
Cost of Insurance                                               (21.6)         (22.5)         (22.8)         (23.8)         (24.0)
                                                           -----------    -----------    -----------    -----------    -----------
Change in Funds Under Management                                 11.6            5.7           11.0           18.4           16.6
Beginning Balance                                             1,564.0        1,575.6        1,581.3        1,592.3        1,610.7
                                                           -----------    -----------    -----------    -----------    -----------
Ending Fund Balance                                           1,575.6        1,581.3        1,592.3        1,610.7        1,627.3
                                                           ===========    ===========    ===========    ===========    ===========

LIFE INSURANCE IN FORCE                                    $ 13,195.6     $ 13,431.3     $ 13,725.6     $ 14,103.7     $ 14,328.7
                                                           ===========    ===========    ===========    ===========    ===========

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
First Quarter 2005 (unaudited)
($ in millions)

LIFE INSURANCE SALES                                              YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------
WHOLESALER CHANNEL
Variable Universal Life                                    $      6.2  $      4.5   $     18.2  $     30.1  $     62.5  $     53.8
Universal Life/Interest Sensitive                                10.8        13.1         47.4        67.5        36.9        14.5
Term Life                                                         3.8         3.9         15.3        19.2        15.1        11.4
Participating Whole Life                                                                               0.6         4.8         9.7
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Life Insurance Annualized Premium (1)                            20.8        21.5         81.0       117.4       119.3        89.4
                                                           =========== ===========  =========== =========== =========== ===========

Variable Universal Life                                            .8         2.5         10.8        20.1        25.1        49.7
Universal Life/Interest Sensitive                                 8.5        11.1         53.2        61.6        29.9        14.5
Participating Whole Life                                                                                           0.8         2.4
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Life Insurance Single Premium                                     9.3        13.6         64.0        81.7        55.8        66.6
                                                           =========== ===========  =========== =========== =========== ===========

Variable Universal Life                                           7.0         7.0         29.0        50.1        87.6       103.5
Universal Life/Interest Sensitive                                19.3        24.2        100.7       129.2        66.8        29.0
Term Life                                                         3.8         3.9         15.3        19.2        15.1        11.4
Participating Whole Life                                                                               0.6         5.6        12.1
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Wholesaler Life Insurance Premium (2)                      30.1        35.1        145.0       199.2       175.1       156.0
                                                           =========== ===========  =========== =========== =========== ===========

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)                  14.3        17.4         60.0       149.5       222.5        83.7
Annuity                                                         487.6        28.8        152.6       394.9       142.6       164.0
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Private Placement Life and Annuity Deposits               501.9        46.2        212.6       544.4       365.1       247.7
                                                           =========== ===========  =========== =========== =========== ===========

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT                   $  2,414.5  $  1,642.8   $  1,898.5  $  1,535.5  $    864.7  $    494.1
                                                           =========== ===========  =========== =========== =========== ===========

(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE AND PRIVATE PLACEMENT SALES
First Quarter 2005 (unaudited)
($ in millions)

LIFE INSURANCE SALES

Quarters ended                                                                       2004                                 2005
                                                           --------------------------------------------------------    -----------
                                                              March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------
WHOLESALER CHANNEL
Variable Universal Life                                    $      4.5     $      5.0     $      3.1     $      5.6     $      6.2
Universal Life/Interest Sensitive                                13.1           10.5           10.4           13.4           10.8
Term Life                                                         3.9            4.0            3.3            4.2            3.8
                                                           -----------    -----------    -----------    -----------    -----------
Life Insurance Annualized Premium (1)                            21.5           19.5           16.8           23.2           20.8
                                                           ===========    ===========    ===========    ===========    ===========

Variable Universal Life                                           2.5            2.6            2.0            3.7             .8
Universal Life/Interest Sensitive                                11.1           14.4           13.3           14.4            8.5
                                                           -----------    -----------    -----------    -----------    -----------
Life Insurance Single Premium                                    13.6           17.0           15.3           18.1            9.3
                                                           ===========    ===========    ===========    ===========    ===========

Variable Universal Life                                           7.0            7.5            5.1            9.3            7.0
Universal Life/Interest Sensitive                                24.2           25.0           23.7           27.8           19.3
Term Life                                                         3.9            4.0            3.3            4.2            3.8
                                                           -----------    -----------    -----------    -----------    -----------
Total Wholesaler Life Insurance Premium (2)                $     35.1     $     36.5     $     32.1     $     41.3     $     30.1
                                                           ===========    ===========    ===========    ===========    ===========

PRIVATE PLACEMENT LIFE AND ANNUITY DEPOSITS
Variable Universal Life (annualized and single)                  17.4           14.5            3.0           25.1           14.3
Annuity                                                          28.8           70.9           41.0           12.0          487.6
                                                           -----------    -----------    -----------    -----------    -----------
Total Private Placement Life and Annuity Deposits          $     46.2     $     85.4     $     44.0     $     37.1     $    501.9
                                                           ===========    ===========    ===========    ===========    ===========

PRIVATE PLACEMENT FUNDS UNDER MANAGEMENT                   $  1,642.8     $  1,720.2     $  1,788.6     $  1,898.5     $  2,414.5
                                                           ===========    ===========    ===========    ===========    ===========


(1) Annualized Premium represents first year premiums on an annual basis.
(2) Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2005 (unaudited)
($ in millions)

                                                                  YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------
PRE-TAX INCOME
Fees                                                       $     16.2  $     15.5   $     63.4  $     56.9  $     57.1  $     64.6
Interest Earned                                                  38.2        35.4        146.6       139.4        98.3        40.3
Surrender Charges                                                 1.9         1.1          5.8         7.4         6.6         3.9
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Revenues                                                   56.3        52.0        215.8       203.7       162.0       108.8
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Mortality Cost                                                    1.5          .9          8.9         4.3        10.9         4.3
Incurred Expenses                                                23.3        20.6         81.6        77.3        79.8        54.4
Interest Credited                                                27.9        27.7        117.0       126.2        92.0        39.2
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Expenses                                                   52.7        49.2        207.5       207.8       182.7        97.9
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Pre-tax Income (Loss)                                             3.6         2.8          8.3        (4.1)      (20.7)       10.9
                                                           =========== ===========  =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                                           9.8        12.6         42.6        51.1        81.3        44.0
Controllable Expenses                                             8.3        15.9         47.6        65.3        66.5        75.2
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Current Expenses                                           18.1        28.5         90.2       116.4       147.8       119.2
Acquisition Cost Deferred                                        (8.2)      (15.0)       (43.7)      (65.5)     (102.9)      (83.8)
Acquisition Cost Amortized                                       13.4         7.1         35.1        26.4        34.9        19.0
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Incurred Expenses                                          $     23.3  $     20.6   $     81.6  $     77.3  $     79.8  $     54.4
                                                           =========== ===========  =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2005 (unaudited)
($ in millions)

PRE-TAX INCOME
Quarters ended                                                                       2004                                 2005
                                                           --------------------------------------------------------    -----------
                                                              March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------
Fees                                                       $     15.5     $     15.7     $     15.9     $     16.3     $     16.2
Interest Earned                                                  35.4           35.3           37.6           38.4           38.2
Surrender Charges                                                 1.1            1.4            2.1            1.2            1.9
                                                           -----------    -----------    -----------    -----------    -----------
Total Revenues                                                   52.0           52.3           55.6           55.9           56.3
                                                           -----------    -----------    -----------    -----------    -----------

Mortality Cost                                                     .9            2.4            3.6            2.0            1.5
Incurred Expenses                                                20.6           15.8           19.8           25.5           23.3
Interest Credited                                                27.7           30.2           29.2           29.8           27.9
                                                           -----------    -----------    -----------    -----------    -----------
Total Expenses                                                   49.2           48.4           52.6           57.3           52.7
                                                           -----------    -----------    -----------    -----------    -----------

Pre-tax Income (Loss)                                             2.8            3.9            3.0           (1.4)           3.6
                                                           ===========    ===========    ===========    ===========    ===========

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                                          12.6           10.3            9.9            9.8            9.8
Controllable Expenses                                            15.9           12.5            9.9            9.3            8.3
                                                           -----------    -----------    -----------    -----------    -----------
Total Current Expenses                                           28.5           22.8           19.8           19.1           18.1
Acquisition Cost Deferred                                       (15.0)         (12.7)          (7.9)          (8.0)          (8.2)
Acquisition Cost Amortized                                        7.1            5.7            7.9           14.4           13.4
                                                           -----------    -----------    -----------    -----------    -----------

Incurred Expenses                                          $     20.6     $     15.8     $     19.8     $     25.5     $     23.3
                                                           ===========    ===========    ===========    ===========    ===========

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
First Quarter 2005 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                            YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Annuities
Deposits                                                   $    580.9  $    215.0   $    670.9  $  1,428.1  $  2,258.4  $  1,492.9
Surrenders                                                     (220.9)     (195.4)      (774.4)     (854.9)     (736.7)     (482.3)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Net Sales                                                       360.0        19.6       (103.5)      573.2     1,521.7     1,010.6
Performance and Interest Credited                                (1.9)      211.2        664.5       865.3      (338.0)     (563.1)
Fees                                                            (16.2)      (15.3)       (59.8)      (57.7)      (58.8)      (67.3)
Deaths                                                          (22.3)      (23.2)       (81.6)      (70.4)      (40.6)      (34.3)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Change in Funds Under Management                                319.6       192.3        419.6     1,310.4     1,084.3       345.9
Beginning Balance                                             7,563.5     7,143.8      7,143.8     5,833.4     4,749.1     4,403.2
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Ending Balance                                             $  7,883.1  $  7,336.1   $  7,563.4  $  7,143.8  $  5,833.4  $  4,749.1
                                                           =========== ===========  =========== =========== =========== ===========


VA Funds in Guaranteed Interest Accounts (1)               $  1,873.8  $  2,000.4   $  1,939.1  $  2,067.4  $  2,159.3  $    955.0
                                                           =========== ===========  =========== =========== =========== ===========

Fixed Annuities (1)                                        $  1,038.0  $  1,055.0   $  1,038.2  $  1,056.9  $    737.2  $    267.3
                                                           =========== ===========  =========== =========== =========== ===========


(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
First Quarter 2005 (unaudited)
($ in millions)

                                                                                     2004                                 2005
FUNDS UNDER MANAGEMENT                                     --------------------------------------------------------    -----------
Quarters ended                                                March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------

Annuities
Deposits                                                   $    215.0     $    208.9     $    140.8     $    106.2     $    580.9
Surrenders                                                     (195.4)        (171.3)        (210.5)        (197.2)        (220.9)
                                                           -----------    -----------    -----------    -----------    -----------
Net Sales                                                        19.6           37.6          (69.7)         (91.0)         360.0
Performance and Interest Credited                               211.2           18.0            5.0          430.3           (1.9)
Fees                                                            (15.3)         (14.0)         (15.1)         (15.4)         (16.2)
Deaths                                                          (23.2)         (21.8)         (18.6)         (18.0)         (22.3)
                                                           -----------    -----------    -----------    -----------    -----------
Change in Funds Under Management                                192.3           19.8          (98.4)         305.9          319.6
Beginning Balance                                             7,143.8        7,336.1        7,355.9        7,257.5        7,563.5
                                                           -----------    -----------    -----------    -----------    -----------
Ending Balance                                             $  7,336.1     $  7,355.9     $  7,257.5     $  7,563.4     $  7,883.1
                                                           ===========    ===========    ===========    ===========    ===========

VA Funds in Guaranteed Interest Accounts (1)               $  2,000.4     $  1,974.2     $  1,960.5     $  1,939.1     $  1,873.8
                                                           ===========    ===========    ===========    ===========    ===========

Fixed Annuities (1)                                        $  1,055.0     $  1,047.9     $  1,048.0     $  1,038.2     $  1,038.0
                                                           ===========    ===========    ===========    ===========    ===========


(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
First Quarter 2005 (unaudited)
($ in millions)

                                                                  YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------

DEFERRED ACQUISITION COSTS
Variable Universal Life                                    $    332.3  $    330.8   $    332.5  $    329.3  $    310.4     $ 252.8
Universal Life                                                  269.2       232.3        262.0       219.2       163.1       134.7
Variable Annuities                                              292.8       296.3        296.7       289.0       264.9       211.4
Fixed Annuities                                                  44.7        45.9         46.0        45.2        26.3          .4
Participating                                                   542.1       550.3        541.7       551.0       554.6       517.4
Other                                                            39.9        30.6         37.5        28.1        21.2        17.5
Offset for Unrealized Investment Gains                          (26.7)     (127.7)       (86.5)      (94.1)     (106.4)      (10.5)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total                                                      $  1,494.3  $  1,358.5   $  1,429.9  $  1,367.7  $  1,234.1   $ 1,123.7
                                                           =========== ===========  =========== =========== =========== ===========

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS (1)
Death Benefit in Excess of Fund Value                      $    459.3  $    564.4   $    441.1  $    616.9  $  1,148.4
Death Benefit in Excess of Fund Value, Net of Reinsurance       130.1       166.4        123.5       183.0       234.9
Statutory Reserve, Net of Reinsurance                            15.8        16.5         15.0        17.3        15.8
GAAP Reserve, Net of Reinsurance                           $      9.3  $      6.9   $      9.1  $      7.8  $      8.7
                                                           -----------

(1) Comparable data is not available for 2001.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
First Quarter 2005 (unaudited)
($ in millions)

                                                                                     2004                                 2005
                                                           --------------------------------------------------------    -----------
Quarters ended                                                March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------

DEFERRED ACQUISITION COSTS
Variable Universal Life                                    $    330.8     $    332.4     $    332.1     $    332.5     $    332.3
Universal Life                                                  232.3          241.9          247.5          262.0          269.2
Variable Annuities                                              296.3          302.4          302.7          296.7          292.8
Fixed Annuities                                                  45.9           46.8           46.4           46.0           44.7
Participating                                                   550.3          549.1          544.5          541.7          542.1
Other                                                            30.6           33.1           35.6           37.5           39.9
Adjustment for Unrealized Investment Gains and Losses          (127.7)         (40.4)         (80.1)         (86.5)         (26.7)
                                                           -----------    -----------    -----------    -----------    -----------
Total                                                      $  1,358.5     $  1,465.2     $  1,428.7     $  1,429.9     $  1,494.3
                                                           ===========    ===========    ===========    ===========    ===========

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value                      $    564.4     $    552.0     $    576.4     $    441.1     $    459.3
Death Benefit in Excess of Fund Value, Net of Reinsurance       166.4          163.2          173.8          123.5          130.1
Statutory Reserve, Net of Reinsurance                            16.5           17.1           18.5           15.0           15.8
GAAP Reserve, Net of Reinsurance                           $      6.9     $      7.7     $     10.3     $      9.1     $      9.3
                                                                                                                       -----------

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                                    YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Investment Management Fees                                 $     49.5  $     57.3   $    219.0  $    205.5  $    219.2  $    211.9
Mutual Funds - Ancillary Fees (1)                                 9.8         9.7         38.3        35.5        38.7        47.1
Other Revenue                                                     1.3         2.8          7.7         9.3        10.2        12.9
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Revenues                                                   60.6        69.8        265.0       250.3       268.1       271.9
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Employment Expenses                                              29.2        34.8        132.6       129.6       134.9       123.3
Other Operating Expenses (1)                                     21.9        23.3         85.9        86.7        93.4       103.0
Amortization of Intangibles                                       8.4         8.3         33.8        33.2        32.5        49.0
Intangible Asset Impairments                                                                                      66.3
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Operating Expenses                                         59.5        66.4        252.3       249.5       327.1       275.3
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Management Income (Loss)                                          1.1         3.4         12.7          .8       (59.0)       (3.4)
Other Income - Net                                                 .4          .4          1.7         2.5         1.0         1.6
Minority Interest                                                (3.2)       (3.7)       (14.3)      (12.0)      (11.9)       (6.9)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Segment Income (Loss), before income taxes                       (1.7)         .1           .1        (8.7)      (69.9)       (8.7)
Applicable Income taxes (Benefit)                                 (.5)         .4          2.3        (3.3)       (6.0)        2.6
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Segment Income (Loss)                                      $     (1.2) $      (.3)  $     (2.2) $     (5.4) $    (63.9) $    (11.3)
                                                           =========== ===========  =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2005 (unaudited)
($ in millions)

                                                                                     2004                                 2005
SEGMENT INCOME                                             --------------------------------------------------------    -----------
Quarters ended                                                March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------
Investment Management Fees                                 $     57.3     $     54.4     $     52.6     $     54.7     $     49.5
Mutual Funds - Ancillary Fees (1)                                 9.7            9.5            9.4            9.8            9.8
Other Revenue                                                     2.8            2.2            1.4            1.3            1.3
                                                           -----------    -----------    -----------    -----------    -----------
Total Revenues                                                   69.8           66.1           63.4           65.8           60.6
                                                           -----------    -----------    -----------    -----------    -----------

Employment Expenses                                              34.8           32.6           31.3           33.8           29.2
Other Operating Expenses (1)                                     23.3           22.0           20.6           20.1           21.9
Amortization of Intangibles                                       8.3            8.3            8.5            8.7            8.4
                                                           -----------    -----------    -----------    -----------    -----------
Total Operating Expenses                                         66.4           62.9           60.4           62.6           59.5
                                                           -----------    -----------    -----------    -----------    -----------

Management Income (Loss)                                          3.4            3.2            3.0            3.2            1.1
Other Income - Net                                                 .4             .3             .3             .6             .4
Minority Interest                                                (3.7)          (3.4)          (3.3)          (3.9)          (3.2)
                                                           -----------    -----------    -----------    -----------    -----------
Segment Income (Loss), before income taxes                         .1             .1             .0            (.1)          (1.7)
Applicable Income Taxes (Benefit)                                  .4                                          1.9            (.5)
                                                           -----------    -----------    -----------    -----------    -----------
Segment Income (Loss)                                      $      (.3)    $       .1     $       .0     $     (2.0)    $     (1.2)
                                                           ===========    ===========    ===========    ===========    ===========

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2005 (unaudited)
($ in millions)

                                                                  YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                                    $    508.1  $    649.8   $  2,109.9  $  2,268.3   $ 4,421.1  $  2,721.8
Outflows                                                     (1,499.8)     (927.3)    (5,203.0)   (2,656.6)   (2,716.4)   (2,546.4)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Net Flows                                                      (991.7)     (277.5)    (3,093.1)     (388.3)    1,704.7       175.4
Performance                                                    (527.9)      315.9        950.3     1,537.5    (3,278.2)   (3,545.8)
Other                                                                                                          1,330.0
Acquisitions (Divestitures)                                                                                    5,914.3       748.6
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Change in Assets Under Management                            (1,519.6)       38.4     (2,142.8)    1,149.2     5,670.8    (2,621.8)
Beginning Balance                                            13,515.6    15,658.4     15,658.4    14,509.2     8,838.4    11,460.2
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Ending Balance                                               11,996.0    15,696.8     13,515.6    15,658.4    14,509.2     8,838.4
                                                           ----------- -----------  ----------- ----------- ----------- -----------

MUTUAL FUNDS: (1)
Inflows                                                         549.2       611.9      1,816.0     1,744.8     1,513.1     1,660.1
Outflows                                                       (793.3)     (573.1)    (2,301.9)   (2,039.8)   (2,379.2)   (2,449.9)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Net Flows                                                      (244.1)       38.8       (485.9)     (295.0)     (866.1)     (789.8)
Performance                                                    (372.4)      347.9        975.5     1,946.3    (2,406.0)   (2,985.3)
Other                                                            (5.7)      (57.6)       273.5      (182.2)     (153.7)     (148.9)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Change in Assets Under Management                              (622.2)      329.1        763.1     1,469.1    (3,425.8)   (3,924.0)
Beginning Balance                                            14,498.7    13,735.6     13,735.6    12,266.5    15,692.3    19,616.3
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Ending Balance                                               13,876.5    14,064.7     14,498.7    13,735.6    12,266.5    15,692.3
                                                           ----------- -----------  ----------- ----------- ----------- -----------

INSTITUTIONAL PRODUCTS: (1)
Inflows                                                       4,003.8       597.4      2,743.9     2,974.7     4,312.6     4,989.2
Outflows                                                     (1,313.3)     (798.5)    (5,750.9)   (3,452.2)   (4,480.0)   (3,766.9)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Net Flows                                                     2,690.5      (201.1)    (3,007.0)     (477.5)     (167.4)    1,222.3
Performance                                                    (229.3)      235.4        997.2     2,304.3    (2,178.9)     (723.4)
Other                                                            (3.0)       (6.3)        37.5       (19.9)   (1,294.6)      272.6
Acquisitions (Divestitures)                                                                                    1,507.7       105.9
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Change in Assets Under Management                             2,458.2        28.0     (1,972.3)    1,806.9    (2,133.2)      877.4
Beginning Balance                                            14,894.2    16,866.5     16,866.5    15,059.6    17,192.8    16,315.4
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Ending Balance                                               17,352.4    16,894.5     14,894.2    16,866.5    15,059.6    17,192.8
                                                           ----------- -----------  ----------- ----------- ----------- -----------

TOTAL PRIVATE CLIENT AND INSTITUTIONAL PRODUCTS: (1)
Inflows                                                       5,061.1     1,859.1      6,669.8     6,987.8    10,246.8     9,371.1
Outflows                                                     (3,606.4)   (2,298.9)   (13,255.8)   (8,148.6)   (9,575.6)   (8,763.2)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Net Flows                                                     1,454.7      (439.8)    (6,586.0)   (1,160.8)      671.2       607.9
Performance                                                  (1,129.6)      899.2      2,923.0     5,788.1    (7,863.1)   (7,254.5)
Other                                                            (8.7)      (63.9)       311.0      (202.1)     (118.3)      123.7
Acquisitions (Divestitures)                                                                                    7,422.0       854.5
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Change in Assets Under Management                               316.4       395.5     (3,352.0)    4,425.2       111.8    (5,668.4)
Beginning Balance                                            42,908.5    46,260.5     46,260.5    41,835.3    41,723.5    47,391.9
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Ending Balance                                             $ 43,224.9  $ 46,656.0   $ 42,908.5  $ 46,260.5  $ 41,835.3  $ 41,723.5
                                                           =========== ===========  =========== =========== =========== ===========


Variable Product Change in Assets Under Management
included in Mutual Funds above                             $   (132.1) $     10.8   $    211.7  $    200.4  $   (686.5) $   (734.7)
                                                           =========== ===========  =========== =========== =========== ===========

(1) Effective in 2004 closed-end mutual funds have been reclassified from institutional products to mutual funds, and the general account assets of our life companies have been removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2005 (unaudited)
($ in millions)

                                                                                     2004                                 2005
                                                           --------------------------------------------------------    -----------
Quarters ended                                                March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------
PRIVATE CLIENT PRODUCTS:
MANAGED ACCOUNTS:
Inflows                                                    $    649.8     $    457.8     $    646.2     $    356.1     $    508.1
Outflows                                                       (927.3)      (1,162.9)      (1,175.1)      (1,937.7)      (1,499.8)
                                                           -----------    -----------    -----------    -----------    -----------
Net Flows                                                      (277.5)        (705.1)        (528.9)      (1,581.6)        (991.7)
Performance                                                     315.9          131.1         (708.6)       1,211.9         (527.9)
                                                           -----------    -----------    -----------    -----------    -----------
Change in Assets Under Management                                38.4         (574.0)      (1,237.4)        (369.7)      (1,519.6)
Beginning Balance                                            15,658.4       15,696.8       15,122.8       13,885.3       13,515.6
                                                           -----------    -----------    -----------    -----------    -----------
Ending Balance                                               15,696.8       15,122.8       13,885.3       13,515.6       11,996.0
                                                           -----------    -----------    -----------    -----------    -----------

MUTUAL FUNDS: (1)
Inflows                                                         611.9          367.4          344.2          492.4          549.2
Outflows                                                       (573.1)        (650.8)        (469.5)        (608.6)        (793.3)
                                                           -----------    -----------    -----------    -----------    -----------
Net Flows                                                        38.8         (283.4)        (125.3)        (116.2)        (244.1)
Performance                                                     347.9         (276.8)         (22.1)         926.6         (372.4)
Other                                                           (57.6)          27.9           25.6          277.6           (5.7)
                                                           -----------    -----------    -----------    -----------    -----------
Change in Assets Under Management                               329.1         (532.3)        (121.8)       1,088.0         (622.2)
Beginning Balance                                            13,735.6       14,064.7       13,532.4       13,410.6       14,498.7
                                                           -----------    -----------    -----------    -----------    -----------
Ending Balance                                               14,064.7       13,532.4       13,410.6       14,498.7       13,876.5
                                                           -----------    -----------    -----------    -----------    -----------

INSTITUTIONAL PRODUCTS: (1)
Inflows                                                         597.4          932.9          818.9          394.8        4,003.8
Outflows                                                       (798.5)      (2,735.6)        (928.7)      (1,288.1)      (1,313.3)
                                                           -----------    -----------    -----------    -----------    -----------
Net Flows                                                      (201.1)      (1,802.7)        (109.8)        (893.3)       2,690.5
Performance                                                     235.4         (161.2)         157.7          765.2         (229.3)
Other                                                            (6.3)          56.6           (9.9)          (2.9)          (3.0)
                                                           -----------    -----------    -----------    -----------    -----------
Change in Assets Under Management                                28.0       (1,907.3)          38.0         (131.0)       2,458.2
Beginning Balance                                            16,866.5       16,894.5       14,987.2       15,025.2       14,894.2
                                                           -----------    -----------    -----------    -----------    -----------
Ending Balance                                               16,894.5       14,987.2       15,025.2       14,894.2       17,352.4
                                                           -----------    -----------    -----------    -----------    -----------

TOTAL PRIVATE CLIENT AND INSTITUTIONAL PRODUCTS: (1)
Inflows                                                       1,859.1        1,758.1        1,809.3        1,243.3        5,061.1
Outflows                                                     (2,298.9)      (4,549.3)      (2,573.3)      (3,834.3)      (3,606.4)
                                                           -----------    -----------    -----------    -----------    -----------
Net Flows                                                      (439.8)      (2,791.2)        (764.0)      (2,591.0)       1,454.7
Performance                                                     899.2         (306.9)        (573.0)       2,903.7       (1,129.6)
Other                                                           (63.9)          84.5           15.7          274.7           (8.7)
                                                           -----------    -----------    -----------    -----------    -----------
Change in Assets Under Management                               395.5       (3,013.6)      (1,321.3)         587.4          316.4
Beginning Balance                                            46,260.5       46,656.0       43,642.4       42,321.1       42,908.5
                                                           -----------    -----------    -----------    -----------    -----------
Ending Balance                                             $ 46,656.0     $ 43,642.4     $ 42,321.1     $ 42,908.5     $ 43,224.9
                                                           ===========    ===========    ===========    ===========    ===========

Variable Product Change in Assets Under Management
included in Mutual Funds above                             $     10.8     $     (4.9)    $    (39.0)    $    244.7     $   (132.1)
                                                           ===========    ===========    ===========    ===========    ===========


(1) Effective in 2004 closed-end mutual funds have been reclassified from institutional products to mutual funds, and the general account assets of our life companies have been removed. All prior periods have been revised to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
First Quarter 2005 (unaudited)
($ in millions)

                                                                  YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------
SEGMENT INCOME
Operating Loss                                             $      1.3  $     (0.7)  $     (1.8) $     (5.8) $     (7.4) $     (7.3)
Realized Gains (Losses) on Cash and Stock Distributions            .2        (3.4)         7.4         4.9        (4.7)       26.2
Change in Unrealized Gains on Investments Held in
Partnerships                                                     (3.7)       15.7         13.7        37.1       (47.2)     (178.5)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Equity in Partnership Earnings, before income taxes              (2.2)       11.6         19.3        36.2       (59.3)     (159.6)
Applicable Income Taxes (Benefit)                                 (.8)        4.1          6.7        12.7       (20.7)      (55.9)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Segment Income (Loss)                                            (1.4)        7.5         12.6        23.5       (38.6)     (103.7)
                                                           =========== ===========  =========== =========== =========== ===========

-----------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                  9.5         7.9         37.7        31.0        42.2        47.0
Equity In Earnings of Partnerships                               (2.2)       11.6         19.3        36.2       (59.3)     (159.6)
Distributions                                                   (13.0)      (13.6)       (50.4)      (32.2)      (41.8)      (63.0)
Sale of Partnership Interests and Transfer to Closed Block                                           (52.2)
Realized Loss on Sale of Partnership Interests and
Transfer to Closed Block                                                                             (14.3)       (5.0)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Change in Venture Capital Investments                            (5.7)        5.9          6.6       (31.5)      (63.9)     (175.6)
Beginning Balance                                               202.9       196.3        196.3       227.8       291.7       467.3
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Ending Balance                                             $    197.2  $    202.2   $    202.9  $    196.3  $    227.8  $    291.7
                                                           =========== ===========  =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
First Quarter 2005 (unaudited)
($ in millions)

                                                                                     2004                                 2005
                                                           --------------------------------------------------------    -----------
Quarters ended                                                March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------
SEGMENT INCOME
Operating Loss                                             $     (0.7)    $     (1.4)    $      0.2     $      0.2     $      1.3
Realized Gains (Losses) on Cash and Stock Distributions          (3.4)           2.4            5.4            3.0             .2
Change in Unrealized Gains on Investments Held
in Partnerships                                                  15.7            3.4           (9.5)           4.0           (3.7)
                                                           -----------    -----------    -----------    -----------    -----------
Equity in Partnership Earnings, before income taxes              11.6            4.4           (3.9)           7.2           (2.2)
Applicable Income Taxes (Benefit)                                 4.1            1.6           (1.4)           2.5            (.8)
                                                           -----------    -----------    -----------    -----------    -----------
Segment Income (Loss)                                             7.5            2.9           (2.5)           4.7           (1.4)
                                                           ===========    ===========    ===========    ===========    ===========

----------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                                  7.9           12.6            8.5            8.7            9.5
Equity In Earnings of Partnerships                               11.6            4.4           (3.9)           7.2           (2.2)
Distributions                                                   (13.6)         (13.0)         (12.9)         (10.9)         (13.0)
                                                           -----------    -----------    -----------    -----------    -----------
Change in Venture Capital Investments                             5.9            4.0           (8.3)           5.0           (5.7)
Beginning Balance                                               196.3          202.2          206.2          197.9          202.9
                                                           -----------    -----------    -----------    -----------    -----------
Ending Balance                                             $    202.2     $    206.2     $    197.9     $    202.9     $    197.2
                                                           ===========    ===========    ===========    ===========    ===========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2005 (unaudited)
($ in millions)

SEGMENT INCOME                                                    YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Corporate Investment Income                                $       .1  $       .9   $       .4  $      4.3  $      1.5  $      7.2
Interest Expense on Indebtedness                                (11.1)       (9.8)       (40.8)      (39.6)      (31.4)      (27.3)
Corporate Expenses                                               (5.8)       (3.9)       (18.9)      (11.0)      (10.4)      (19.9)
Other                                                              .5          .1           .2        (1.5)         .3         5.3
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Segment Loss, Before Income Taxes                               (16.3)      (12.7)       (59.1)      (47.8)      (40.0)      (34.7)
Applicable Income Tax Benefit                                    (5.7)       (4.4)       (22.9)      (18.8)      (29.8)      (20.9)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Segment Loss                                               $    (10.6) $     (8.3)  $    (36.2) $    (29.0) $    (10.2) $    (13.8)
                                                           =========== ===========  =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2005 (unaudited)
($ in millions)

                                                                                     2004                                 2005
SEGMENT INCOME                                            --------------------------------------------------------    -----------
Quarters ended                                                March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------
Corporate Investment Income (Loss)                         $       .9     $      (.4)                                  $       .1
Interest Expense on Indebtedness                                 (9.8)          (9.9)    $    (10.1)    $    (11.0)         (11.1)
Corporate Expenses                                               (3.9)          (4.3)          (5.1)          (5.6)          (5.8)
Other                                                              .1           (1.4)           (.7)           2.1             .5
                                                           -----------    -----------    -----------    -----------    -----------
Segment Loss, Before Income Taxes                               (12.7)         (16.0)         (15.9)         (14.5)         (16.3)
Applicable Income Tax Benefit                                    (4.4)          (6.0)          (5.2)          (7.4)          (5.7)
                                                           -----------    -----------    -----------    -----------    -----------
Segment Loss                                               $     (8.3)    $    (10.0)    $    (10.7)    $     (7.1)    $    (10.6)
                                                           ===========    ===========    ===========    ===========    ===========

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
First Quarter 2005 (unaudited)
($ in millions)

                                                                  YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------

REVENUES
Premiums                                                   $    226.8  $    232.7   $    990.6  $  1,042.2  $  1,082.0  $  1,112.7
Insurance and Investment Product Fees                           129.0       136.1        534.9       500.9       493.8       469.7
Broker-dealer commission and distribution fee revenues            6.8        24.3         56.9        81.5        85.0        96.3
Net Investment Income                                           268.7       275.4      1,075.7     1,107.4       940.5       882.9
Unrealized Gain on Trading Equity Securities                                              85.9
Net Realized Investment Gains (Losses)                          (17.9)        2.5          (.8)      (98.5)     (133.9)      (84.9)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Revenues                                                  613.4       671.0      2,743.2     2,633.5     2,467.4     2,476.7
                                                           ----------- -----------  ----------- ----------- ----------- -----------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities              343.3       345.6      1,422.2     1,454.0     1,436.1     1,406.7
Policyholder Dividends                                           83.8       105.9        404.7       418.8       401.8       400.1
Policy Acquisition Cost Amortization                             28.2        22.6        110.2        94.1        59.2       133.0
Intangible Asset Impairments                                                                                      66.3
Intangible Asset Amortization                                     8.4         8.3         33.8        33.2        32.5        49.4
Interest Expense on Indebtedness                                 11.1         9.8         40.8        39.6        31.4        27.3
Interest Expense on Non-recourse Collateralized Obligations       8.9         8.9         33.6        48.9        30.5        42.3
Demutualization Expenses                                                                                                      25.9
Other Operating Expenses                                        117.2       149.1        560.7       565.1       613.2       654.1
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Expenses                                                  600.9       650.2      2,606.0     2,653.7     2,671.0     2,738.8
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Income (Loss) from Continuing Operations before Income
      Taxes, Minority Interest and equity in undistributed
      earnings (losses) of affiliates                            12.5        20.8        137.2       (20.2)     (203.6)     (262.1)
Applicable Income Taxes (Benefit)                                 2.8         6.3         40.5       (18.3)      (58.8)     (108.7)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Income (Loss) from Continuing Operations before
      Minority Interest and equity in undistributed
      earnings (losses) of affiliates                             9.7        14.5         96.7        (1.9)     (144.8)     (153.4)
Minority Interest in Net Income of Subsidiaries                   (.3)                                 (.4)        (.5)        (.3)
Equity in undistributed earnings (losses) of affiliates                       1.8        (10.4)       (1.8)        4.6         6.4
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Income (Loss) from Continuing Operations                          9.4        16.3         86.3        (4.1)     (140.7)     (147.3)
Discontinued Operations
        Income (Loss) from Discontinued Operations                             .3           .1        (2.1)       (1.3)       (2.5)
                                                           ----------- -----------  ----------- ----------- ----------- -----------

Income (Loss) Before Cumulative Effect of Accounting
      Changes                                                     9.4        16.6         86.4        (6.2)     (142.0)     (149.8)

Cumulative Effect of Accounting Changes:

        Goodwill and Other Intangible Assets                                                                    (130.3)
        Venture Capital Partnerships                                                                                         (48.8)
        Securitized Financial Instruments                                                                                    (20.5)
        Derivative Financial Instruments                                                                                       3.9
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Net Income (Loss)                                          $      9.4  $     16.6   $     86.4  $     (6.2) $   (272.3) $   (215.2)
                                                           =========== ===========  =========== =========== =========== ===========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
First Quarter 2005 (unaudited)
($ in millions)

                                                                                     2004                                 2005
                                                           --------------------------------------------------------    -----------
Quarters ended                                                March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------

REVENUES
Premiums                                                   $    232.7     $    238.2     $    268.8     $    250.9     $    226.8
Insurance and Investment Product Fees                           136.1          134.0          130.1          134.7          129.0
Broker-dealer commission and distribution fee revenues           24.3           20.2            5.7            6.7            6.8
Net Investment Income                                           275.4          260.1          266.4          273.8          268.7
Unrealized Gain on Trading Equity Securities                                                                  85.9
Net Realized Investment Gains (Losses)                            2.5           14.4           (9.1)          (8.6)         (17.9)
                                                           -----------    -----------    -----------    -----------    -----------
Total Revenues                                                  671.0          666.9          661.9          743.4          613.4
                                                           -----------    -----------    -----------    -----------    -----------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities              345.6          341.3          373.3          362.0          343.3
Policyholder Dividends                                          105.9          105.3           98.6           94.9           83.8
Policy Acquisition Cost Amortization                             22.6           23.1           30.6           33.9           28.2
Intangible Asset Amortization                                     8.3            8.3            8.5            8.7            8.4
Interest Expense on Indebtedness                                  9.8            9.9           10.1           11.0           11.1
Interest Expense on Non-recourse Collateralized Obligations       8.9            7.5            9.1            8.1            8.9
Other Operating Expenses                                        149.1          150.2          123.9          137.5          117.2
                                                           -----------    -----------    -----------    -----------    -----------
Total Expenses                                                  650.2          645.6          654.1          656.1          600.9
                                                           -----------    -----------    -----------    -----------    -----------
Income from Continuing Operations before Income Taxes,
      Minority Interest and equity in undistributed
      earnings (losses) of affiliates                            20.8           21.3            7.8           87.3           12.5
Applicable Income Taxes (Benefit)                                 6.3            6.6            (.1)          27.7            2.8
                                                           -----------    -----------    -----------    -----------    -----------
Income (Loss) from Continuing Operations before Minority
      Interest and equity in undistributed earnings
      (losses) of affiliates                                     14.5           14.7            7.9           59.6            9.7
Minority Interest in Net Income of Subsidiaries                                                                               (.3)
Equity in undistributed earnings (loss) of affiliates             1.8            (.1)           (.8)         (11.3)
                                                           -----------    -----------    -----------    -----------    -----------
Income from Continuing Operations                                16.3           14.6            7.1           48.3            9.4
Income (Loss) from Discontinued Operations                         .3            (.2)
                                                           -----------    -----------    -----------    -----------    -----------
Net Income                                                 $     16.6     $     14.4     $      7.1     $     48.3     $      9.4
                                                           ===========    ===========    ===========    ===========    ===========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING FIRST QUARTER 2005 INCOME STATEMENT
First Quarter 2005 (unaudited)
($ in millions)

Year-to-Date March 31, 2005                                              Operating Segments         Other Segments
                                                                       ------------------------- -----------------------
                                                                            Life                              Corporate
                                                                             $          Asset      Venture        &
                                                           Consolidated   Annuity    Management    Capital      Other
                                                           ------------ -----------  ----------- ----------- -----------
REVENUES
Premiums                                                   $     226.8   $   226.8
Insurance and Investment Product Fees                            129.0        75.6   $     54.2
Broker-dealer commission and distribution fee revenues             6.8                      6.8
Net Investment Income                                            268.7       253.7               $     (2.2) $     14.3
Net Realized Investment Gains                                    (17.9)
                                                           ------------ -----------  ----------- ----------- -----------
       Total Revenues                                            613.4       556.1         61.0        (2.2)       14.3
                                                           ------------ -----------  ----------- ----------- -----------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities               343.3       340.8                                  2.5
Policyholder Dividends                                            83.8        88.2
Policy Acquisition Cost Amortization                              28.2        33.0
Intangible Asset Amortization                                      8.4                      8.4
Interest Expense on Indebtedness                                  11.1                                             11.1
Interest Expense on Non-recourse Collateralized Obligations        8.9                                              8.9
Other Operating Expenses                                         117.2        50.1         54.3                     8.1
                                                           ------------ -----------  ----------- ----------- -----------
       Total Expenses                                            600.9       512.1         62.7                    30.6
                                                           ------------ -----------  ----------- ----------- -----------
Income (Loss) from Continuing Operations before Income
      Taxes, Minority Interest and equity in undistributed
      earnings (losses) of affiliates                             12.5        44.0         (1.7)       (2.2)      (16.3)
Applicable Income Taxes (Benefit)                                  2.8        14.0          (.5)        (.8)       (5.7)
                                                           ------------ -----------  ----------- ----------- -----------
Income (Loss) from Continuing Operations before Minority
      Interest and equity in undistributed earnings
      (losses) of affiliates                                       9.7        30.0         (1.2)       (1.4)      (10.6)
Minority Interest in Net Income of Subsidiaries                    (.3)
                                                           ------------ -----------  ----------- ----------- -----------

Income (Loss) from Continuing Operations                   $       9.4  $     30.0   $     (1.2) $     (1.4) $    (10.6)
                                                           ============ ===========  =========== =========== ===========

                                                                      Exclusions from
Year-to-Date March 31, 2005                                           Segment Income
                                                           -------------------------------------
                                                             Realized
                                                            Investment               Intra-Segment
                                                              Losses       Other     Eliminations
                                                           ------------ -----------  -------------
REVENUES
Premiums
Insurance and Investment Product Fees                                                $        (.8)
Broker-dealer commission and distribution fee revenues
Net Investment Income                                                                         2.9
Net Realized Investment Gains                              $     (17.9)
                                                           ------------ -----------  -------------
       Total Revenues                                            (17.9)                       2.1
                                                           ------------ -----------  -------------
BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities
Policyholder Dividends                                            (4.4)
Policy Acquisition Cost Amortization                              (4.8)
Intangible Asset Amortization
Interest Expense on Indebtedness
Interest Expense on Non-recourse Collateralized Obligations
Other Operating Expenses                                                $      2.6            2.1
                                                           ------------ -----------  -------------
       Total Expenses                                             (9.2)        2.6            2.1
                                                           ------------ -----------  -------------
Income (Loss) from Continuing Operations before Income
      Taxes, Minority Interest and equity in undistributed
      earnings (losses) of affiliates                             (8.7)       (2.6)
Applicable Income Taxes (Benefit)                                 (3.2)       (1.0)
                                                           ------------ -----------  -------------
Income (Loss) from Continuing Operations before Minority
      Interest and equity in undistributed earnings
      (losses) of affiliates                                      (5.5)       (1.6)
Minority Interest in Net Income of Subsidiaries                                (.3)
                                                           ------------ -----------  -------------

Income (Loss) from Continuing Operations                   $      (5.5) $     (1.9)
                                                           ============ ===========  =============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
First Quarter 2005 (unaudited)
($ in millions, except par value)

                                                                                         December 31,
                                                               March    -----------------------------------------------
                                                               2005        2004        2003        2002        2001
                                                           -----------  ----------- ----------- ----------- -----------
ASSETS:
Available-for-Sale Debt Securities, at fair value          $ 13,454.4   $ 13,476.3  $ 13,273.0  $ 11,889.5  $  9,774.1
Available-for-Sale Equity Securities, at fair value             277.6        304.3       312.0       385.9       287.7
Trading Equity Securities, at fair value                         65.9         87.3
Mortgage Loans, at unpaid principal balances                    181.1        207.9       284.1       468.8       535.8
Policy Loans, at unpaid principal balances                    2,207.6      2,196.7     2,241.4     2,195.9     2,172.2
Venture Capital Partnerships, at equity in net assets           250.5        255.3       234.9       228.6       291.7
Affiliate Equity and Debt Securities, at cost plus equity
    in undistributed earnings                                                             47.5       134.7       150.6
Other Investments                                               334.5        371.8       402.0       398.9       376.0
                                                           -----------  ----------- ----------- ----------- -----------
                                                             16,771.6     16,899.6    16,794.9    15,702.3    13,588.1
Available-for-Sale Investments Pledged as Collateral, at
    fair value                                                1,235.1      1,278.8     1,350.0     1,358.7       550.6
                                                           -----------  ----------- ----------- ----------- -----------
       Total Investments                                     18,006.7     18,178.4    18,144.9    17,061.0    14,138.7
Cash and Cash Equivalents                                       372.1        435.0       447.9     1,110.5       823.3
Deferred Policy Acquisition Costs                             1,494.3      1,429.9     1,367.7     1,234.1     1,123.7
Goodwill and Other Intangible Assets                            727.4        735.6       755.0       747.7       858.6
Other Assets                                                    692.2        633.4       760.5       711.4       566.1
Separate Account Assets                                       7,073.2      6,950.3     6,083.2     4,371.2     5,025.2
                                                           -----------  ----------- ----------- ----------- -----------
       Total Assets                                        $ 28,365.9   $ 28,362.6  $ 27,559.2  $ 25,235.9  $ 22,535.6
                                                           ===========  =========== =========== =========== ===========

LIABILITIES:
Policy Liabilities and Accruals                            $ 13,082.2   $ 13,132.3  $ 13,088.6  $ 12,680.0  $ 11,846.4
Policyholder Deposit Funds                                    3,425.8      3,492.4     3,642.7     3,395.7     1,515.2
Indebtedness                                                    688.2        690.8       639.0       644.3       599.3
Stock Purchase Contracts                                        129.8        131.9       128.8       137.6
Other Liabilities                                               661.4        587.3       557.1       570.8       614.1
Non-recourse Collateralized Debt Obligation Liabilities       1,301.4      1,355.2     1,472.0     1,609.5       632.7
Separate Account Liabilities                                  7,073.2      6,950.3     6,083.2     4,371.2     5,020.1
                                                           -----------  ----------- ----------- ----------- -----------
       Total Liabilities and minority interest               26,362.0     26,340.2    25,611.4    23,409.1    20,227.8
                                                           -----------  ----------- ----------- ----------- -----------

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares authorized;
   94,975,000 shares outstanding (March 31, 2005)                 1.0          1.0         1.0         1.0         1.0
Additional paid in capital                                    2,436.2      2,435.2     2,431.4     2,424.4     2,413.3
Deferred Compensation on Restricted Stock Units                  (4.0)        (3.6)       (3.6)
Accumulated Earnings (Deficit)                                 (276.2)      (285.6)     (355.3)     (331.4)      (43.3)
Treasury stock, at cost: 11,425,972 shares (March 31, 2005)    (180.9)      (182.6)     (189.4)     (195.7)      (66.0)
Accumulated Other Comprehensive Income (Loss)                    27.8         58.0        63.7       (71.5)        2.8
                                                           -----------  ----------- ----------- ----------- -----------
       Total Stockholders' Equity                             2,003.9      2,022.4     1,947.8     1,826.8     2,307.8
                                                           -----------  ----------- ----------- ----------- -----------
       Total Liabilities, Minority Interest and
             Stockholders' Equity                          $ 28,365.9   $ 28,362.6  $ 27,559.2  $ 25,235.9  $ 22,535.6
                                                           ===========  =========== =========== =========== ===========

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT INVESTMENT PORTFOLIO SUMMARY  (1)
First Quarter 2005 (unaudited)
($ in millions)

                                                           Total Debt Securities    Public Debt Securities   Private Debt Securities
                                                          ------------------------  -----------------------  -----------------------
                                                           3/31/2005     12/31/04    3/31/2005   12/31/04     3/31/2005   12/31/04
                                                          ------------ -----------  ----------- -----------  ----------- -----------
DEBT SECURITIES BY CREDIT QUALITY (CARRYING VALUE)

AAA/AA/A                                                  $   8,757.9  $  8,668.9   $  7,231.5  $  7,123.2   $  1,526.4  $  1,545.7
BBB                                                           3,600.9     3,733.3      2,368.3     2,493.6      1,232.6     1,239.7
                                                          ------------ -----------  ----------- -----------  ----------- -----------
       Total Investment Grade                                12,358.8    12,402.2      9,599.8     9,616.8      2,759.0     2,785.4
BB                                                              838.2       814.6        724.7       698.6        113.5       116.0
B                                                               157.6       150.9        107.2        97.3         50.4        53.6
CCC and Lower                                                    59.2        68.9         49.7        51.1          9.5        17.8
In or Near Default                                               40.6        39.7         37.9        36.1          2.7         3.6
                                                          ------------ -----------  ----------- -----------  ----------- -----------
       Total Debt Securities                              $  13,454.4  $ 13,476.3   $ 10,519.3  $ 10,499.9   $  2,935.1  $  2,976.4
                                                          ============ ===========  =========== ===========  =========== ===========

% Below Investment Grade                                         8.1%        8.0%         8.7%        8.4%         6.0%        6.4%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT AND EQUITY SECURITIES
As of March 31, 2005                                               Total             Outside Closed Block         Closed Block
                                                          ------------------------  -----------------------  -----------------------
                                                             Gains        Gains        Gains       Gains        Gains       Gains
                                                          ------------ -----------  ----------- -----------  ----------- -----------
Total Debt Securities                                     $     495.2  $    654.5   $    134.3  $    195.0   $    360.9  $    459.5
Equity Securities                                               111.5       108.3         97.8        94.0         13.7        14.3
                                                          ------------ -----------  ----------- -----------  ----------- -----------
       Total Unrealized Gains (Losses)                          606.7       762.8        232.1       289.0        374.6       473.8
                                                          ------------ -----------  ----------- -----------  ----------- -----------

Applicable Policyholder Dividend Obligation                     374.6       473.8                                 374.6       473.8
Applicable Deferred Acquisition Cost (Credit)                    52.0       100.3         52.0       100.3
Applicable Deferred Income Tax (Benefit)                         63.0        66.0         63.0        66.0
                                                          ------------ -----------  ----------- -----------  ----------- -----------
Total Offsets to Net Unrealized Gains (Losses)                  489.6       640.1        115.0       166.3        374.6       473.8
                                                          ------------ -----------  ----------- -----------  ----------- -----------
       Net Unrealized Gains (Losses)                      $     117.1  $    122.7   $    117.1  $    122.7   $        -  $        -
                                                          ============ ===========  =========== ===========  =========== ===========
                                                          $      82.1  $    103.3   $     82.1  $    103.3   $        -
                                                          ============ ===========  =========== ===========  ===========


(1) Excludes debt and equity securities pledged as collateral.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT GAAP NET INVESTMENT INCOME YIELDS (1)
First Quarter 2005 (Quarters unaudited)
($ in millions)

Quarters ended                                                                       2004                                 2005
                                                           --------------------------------------------------------    -----------
                                                              March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------

GAAP NET INVESTMENT INCOME
Debt Securities                                            $    191.7     $    191.8     $    192.4     $    196.2     $    197.3
Equity Securities                                                  .4            1.6            1.1            1.4            2.1
Mortgages                                                         5.9            5.4            5.9            5.3            6.4
Policy Loans                                                     42.2           41.7           42.3           40.9           40.7
Venture Capital                                                  17.6            1.8           (3.7)           9.8           (2.8)
Cash & Cash Equivalents                                            .7            1.0            1.4            1.8            1.7
Other (2)                                                         9.6           11.0           18.3            9.9           15.5
                                                           -----------    -----------    -----------    -----------    -----------
Total Cash and Invested Assets                                  268.1          254.3          257.7          265.3          260.9
                                                           -----------    -----------    -----------    -----------    -----------

Investment Expenses                                               2.8            1.9            2.4            2.7            3.1
                                                           -----------    -----------    -----------    -----------    -----------
Total Net Investment Income                                $    265.3     $    252.4     $    255.3     $    262.6     $    257.8
                                                           ===========    ===========    ===========    ===========    ===========

ANNUALIZED YIELDS
Debt Securities                                                  5.9%           5.9%           6.0%           6.0%           6.0%
Equity Securities                                                0.5%           2.0%           1.4%           1.6%           2.3%
Mortgages                                                        8.9%           8.5%          10.3%          10.3%          14.1%
Policy Loans                                                     7.9%           7.7%           7.9%           7.7%           7.8%
Venture Capital                                                 34.0%           2.9%          -5.8%          17.0%          -4.3%
Cash & Cash Equivalents                                          0.7%           0.8%           1.0%           1.6%           1.7%
Other (2)                                                       10.7%           9.9%          18.2%          10.4%          19.7%
                                                           -----------    -----------    -----------    -----------    -----------
Total Cash and Invested Assets                                   6.4%           6.0%           6.2%           6.3%           6.3%
                                                           -----------    -----------    -----------    -----------    -----------

Investment Expenses                                              0.1%           0.1%           0.2%           0.2%           0.1%
                                                           -----------    -----------    -----------    -----------    -----------
Total Net Investment Income                                      6.3%           5.9%           6.0%           6.2%           6.2%
                                                           ===========    ===========    ===========    ===========    ===========


(1) Excludes investment income on debt and equity securities pledged as collateral.
(2) Includes real estate, affiliates, and other invested assets.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
First Quarter 2005 (unaudited)
($ in millions)

                                                                 YTD March                          December 31,
                                                           -----------------------  -----------------------------------------------
                                                               2005       2004         2004        2003        2002        2001
                                                           ----------- -----------  ----------- ----------- ----------- -----------

REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                                  $    (12.2) $     (2.8)  $    (15.5) $    (76.1) $   (114.3) $    (46.1)
Equity Security Impairments                                                               (1.5)       (4.3)       (9.8)
Affiliated Equity Securities                                                             (12.6)      (96.9)
Venture Capital Partnerships Impairments                                                              (4.6)       (5.1)
Mortgage Loan Impairments                                                                             (4.1)        (.6)       (6.1)
Real Estate Impairments                                                                               (6.6)
Debt and Equity Securities Pledged as Collateral Impairments      (.3)       (4.7)       (16.6)       (8.3)      (34.9)      (39.0)
Other Invested Asset Impairments                                             (3.3)        (3.3)       (9.9)      (22.0)       (3.7)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
       Total Impairment Losses                                  (12.5)      (10.8)       (49.5)     (210.8)     (186.7)      (94.9)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Debt Security Net Transaction Gains (Losses)                     (7.2)        7.0         28.4        64.7        48.4        21.7
Equity Security Net Transaction Gains (Losses)                   (1.0)        2.2         14.6        49.2         2.1        (8.8)
Venture Capital Net Investment Gains (Losses)                                                         (9.7)
Mortgage Loan Net Transaction Gains (Losses)                      3.7          .2           .2        (1.3)         .2         7.1
Real Estate Net Transaction Gains (Losses)                        (.3)                     (.8)        (.2)        4.0        (2.5)
Other Invested Asset Net Transactions Gains (Losses)             (1.3)        3.9          6.3         9.6        (1.9)       (7.5)
Debt and Equity Securities Pledged as Collateral                   .7
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Total Net Transactions Gains (Losses)                            (5.4)       13.3         48.7       112.3        52.8        10.0
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Net Realized Investment Gains (Losses)                          (17.9)        2.5          (.8)      (98.5)     (133.9)      (84.9)
                                                           =========== ===========  =========== =========== =========== ===========

Closed Block Applicable PDO (Reduction)                          (4.4)         .1          3.7        (5.9)      (40.3)      (15.4)
Applicable Deferred Acquisition Costs (Credit)                   (4.8)         .4          (.4)       (4.1)       (7.2)       10.5
Applicable Deferred Income Tax (Credit)                          (3.2)        1.2          3.1       (35.6)      (20.8)      (24.5)
                                                           ----------- -----------  ----------- ----------- ----------- -----------
Net Realized Investment Gains (Losses) Included in
     Net Income (1)                                        $     (5.5) $       .8   $     (7.2) $    (52.9) $    (65.6) $    (55.5)
                                                           =========== ===========  =========== =========== =========== ===========

(1) Includes realized losses on our equity interest in Aberdeen of $7.0 million in 2005 and $55.0 million in 2003, respectively.

THE PHOENIX COMPANIES, INC.
GENERAL ACCOUNT REALIZED INVESTMENT GAINS AND LOSSES
First Quarter 2005 (unaudited)
($ in millions)

                                                                                     2004                                 2005
                                                           --------------------------------------------------------    -----------
Quarters ended                                                March          June         September      December         March
                                                           -----------    -----------    -----------    -----------    -----------

REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                                  $     (2.8)    $     (1.2)    $     (4.6)    $     (6.9)    $    (12.2)
Equity Security Impairments                                                                                   (1.5)
Affiliated Equity Securities                                                                                 (12.6)
Venture Capital Partnerships Impairments
Mortgage Loan Impairments
Real Estate Impairments
Debt and Equity Securities Pledged as Collateral Impairments     (4.7)          (3.6)          (8.3)                          (.3)
Other Invested Asset Impairments                                 (3.3)
                                                           -----------    -----------    -----------    -----------    -----------
       Total Impairment Losses                                  (10.8)          (4.8)         (12.9)         (21.0)         (12.5)
                                                           -----------    -----------    -----------    -----------    -----------
Debt Security Net Transaction Gains (Losses)                      7.0            6.1            3.7           11.6           (7.2)
Equity Security Net Transaction Gains (Losses)                    2.2            9.5             .2            2.7           (1.0)
Mortgage Loan Net Transaction Gains (Losses)                       .2                                                         3.7
Real Estate Net Transaction Gains (Losses)                                       (.6)                          (.2)           (.3)
Other Invested Asset Net Transactions Gains (Losses)              3.9            4.2            (.1)          (1.7)          (1.3)
Debt and Equity Securities Pledged as Collateral                                                                               .7
                                                           -----------    -----------    -----------    -----------    -----------
Total Net Transactions Gains (Losses)                            13.3           19.2            3.8           12.4           (5.4)
                                                           -----------    -----------    -----------    -----------    -----------
Net Realized Investment Gains (Losses)                            2.5           14.4           (9.1)          (8.6)         (17.9)
                                                           ===========    ===========    ===========    ===========    ===========

Closed Block Applicable PDO (Reduction)                            .1            7.2           (2.5)          (1.1)          (4.4)
Applicable Deferred Acquisition Costs (Credit)                     .4           (1.2)           (.1)            .5           (4.8)
Applicable Deferred Income Tax (Credit)                           1.2            4.2            2.0           (4.3)          (3.2)
                                                           -----------    -----------    -----------    -----------    -----------
Net Realized Investment Gains (Losses) Included in
     Net Income (1)                                        $       .8     $      4.2     $     (8.5)    $     (3.7)    $     (5.5)
                                                           ===========    ===========    ===========    ===========    ===========

(1) Includes realized losses of $7.0 million in our equity interest in Aberdeen for March 2005.